UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

SCHEDULE 14A

_________________

PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement
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ArrowMark Financial Corp.
(Name of Registrant as Specified in Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement)

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ARROWMARK FINANCIAL CORP.
100 Fillmore Street, Suite 325
Denver, CO 80206

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 14, 2024

To the Stockholders of ArrowMark Financial Corp. (the “Company”):

Notice is hereby given that the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) of the Company, a Delaware corporation, will be held on Friday, June 14, 2024 at 2:30 p.m. E.T. for the following purposes, each of which is more fully described in the accompanying Proxy Statement dated May 7, 2024:

1.      To elect one Class II Director of the Company, to serve for a term ending at the 2027 Annual Meeting of Stockholders of the Company and when his successor is duly elected and qualifies (Proposal 1); and

2.      To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The 2024 Annual Meeting will be held in a virtual meeting format only, which will be conducted online via a live webcast at meetnow.global/MXYPV9M. Stockholders may attend and vote at the virtual meeting by following the instructions included in the accompanying Proxy Statement.

Your vote is important!

The Board of Directors of the Company has fixed the close of business on April 23, 2024 as the record date for the determination of stockholders of the Company entitled to notice of and to vote at the 2024 Annual Meeting and any adjournments or postponements thereof.

All stockholders of record of the Company on the record date are cordially invited to virtually attend the 2024 Annual Meeting. Even if you expect to virtually attend the 2024 Annual Meeting, please complete, date and sign the enclosed proxy card and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions, and otherwise authorize the persons named as proxy holders in the enclosed proxy to act on your behalf at the 2024 Annual Meeting, via telephone or the Internet, please take advantage of these prompt and efficient voting options.

The enclosed proxy is being solicited on behalf of the Board of Directors of the Company.

By Order of the Board of Directors,
/s/ Blake Rice
BLAKE RICE
Secretary of the Company

May 7, 2024

INSTRUCTIONS FOR SIGNING PROXY CARD

The following general rules for signing the proxy card may be of assistance to you and may minimize the time and expense to the Company in validating your vote if you fail to sign your proxy card properly.

1.      Individual Accounts:    Sign your name exactly as it appears in the registration.

2.      Joint Accounts:    Both owners of a joint account should sign, and the names of the parties signing should conform exactly to the names shown in the registration.

3.      All Other Accounts:    The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts
(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodian or Estate Accounts
(1)	John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith, Executor, Estate of Jane Smith	John B. Smith, Executor

ARROWMARK FINANCIAL CORP.
100 Fillmore Street, Suite 325
Denver, CO 80206

ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 14, 2024

PROXY STATEMENT

This document is a proxy statement (the “Proxy Statement”) for ArrowMark Financial Corp., a Delaware corporation (the “Company”). This Proxy Statement is furnished in connection with the solicitation of proxies by the Company’s Board of Directors (the “Board”) for use at the 2024 Annual Meeting of Stockholders of the Company (“2024 Annual Meeting”) to be held on Friday, June 14, 2024 at 2:30 p.m. E.T.

The Meeting will be held in a virtual meeting format only, which will be conducted online via a live webcast. You will be able to attend and participate in the Meeting online by visiting meetnow.global/MXYPV9M and entering the control number found on your Proxy Card. You may vote during the 2024 Annual Meeting by following the instructions available on the meeting website during the 2024 Annual Meeting. There is no physical location for the 2024 Annual Meeting.

A Notice of the 2024 Annual Meeting and a proxy card for the Company accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about May 7, 2024 primarily by mail, but proxy solicitations may also be made by telephone, email or personal interviews conducted by officers of the Company, ArrowMark Asset Management LLC, the investment adviser to the Company (the “Adviser”), and Computershare Trust Company, N.A., the transfer agent to the Company. There is no stockholder statutory right of appraisal or dissent with respect to any matters to be voted on at the 2024 Annual Meeting. The costs and expenses incurred in connection with the preparation, printing, and mailing of this Proxy Statement and its enclosures will be paid by the Company. The Company also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares of common stock. This Proxy Statement and proxy card are first being sent to stockholders on or about May 7, 2024

THE ANNUAL REPORT OF THE COMPANY, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2023, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE BY CALLING INVESTOR RELATIONS AT 877-855-3434 OR BY WRITING TO ARROWMARK FINANCIAL CORP. AT 100 FILLMORE STREET, SUITE 325, DENVER, CO 80206. THE COMPANY’S ANNUAL REPORT IS ALSO AVAILABLE ON THE COMPANY’S WEBSITE (ir.arrowmarkfinancialcorp.com) AND THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE (www.sec.gov).

Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting to Be Held on June 14, 2024

The Notice of Annual Meeting, Proxy Statement and a proxy card for the Company are available to you at www.proxyvote.com. You are encouraged to review all of the information contained in the proxy materials before voting.

A PROXY CARD IS ENCLOSED. EVEN IF YOU EXPECT TO ATTEND THE 2024 ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. Stockholders who wish to attend the 2024 Annual Meeting should pre-register. Please see page 14 for additional information on pre-registration.

The proxy card should be returned in the enclosed envelope, which needs no postage if mailed in the continental United States. Instructions for the proper execution of the proxy card are set forth on the inside cover of this Proxy Statement.

If the enclosed proxy card is properly executed and returned in time to be voted at the 2024 Annual Meeting, the shares of Common Stock (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a properly executed proxy will be voted “FOR” the election of the nominee for Director named in this Proxy Statement. Any stockholder of record who has given a proxy has the right to revoke it at any time prior to its exercise either by virtually attending the 2024 Annual Meeting and voting his or her Shares in person, by submitting a letter of revocation, or by a later-dated proxy delivered to the Secretary of ArrowMark Financial Corp. at 100 Fillmore Street, Suite 325, Denver, CO 80206 before the 2024 Annual Meeting or at the 2024 Annual Meeting. Broker-dealers and other nominees holding Shares of the Company in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares of Common Stock on the Proposal before the 2024 Annual Meeting. A signed voting instruction card or other authorization by a beneficial owner of the Company’s Shares that does not specify how the beneficial owner’s shares of Common Stock should be voted will be deemed an instruction to vote such shares of Common Stock “FOR” the election of the nominee for Director named in this Proxy Statement. Beneficial owners should consult their broker or other nominees for instructions as to how to revoke any voting instructions.

Under the By-laws of the Company, the presence in person or by proxy of the holders of a majority of the total outstanding shares of Common Stock of the Company entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business (a “Quorum”) at the 2024 Annual Meeting. In the event that a Quorum is not present at the 2024 Annual Meeting, or in the event that a Quorum is present but sufficient votes to approve the proposal is not received, the chairman of the 2024 Annual Meeting may adjourn the 2024 Annual Meeting without notice other than announcement at the 2024 Annual Meeting.

The Company has outstanding one class of capital stock, consisting of common stock, par value $0.001 per share (the “Common Stock”). Pursuant to the Company’s Certificate of Incorporation, the Board is authorized to provide for the issuance from time to time of up to 40,000,000 shares of Common Stock, and 10,000,000 shares of preferred stock, par value $0.001 per share, consisting of one or more series (the “Preferred Stock”). The Company currently has no shares of Preferred Stock outstanding. Each share of Common Stock is entitled to one vote at the 2024 Annual Meeting with respect to each matter to be voted on, with pro rata voting rights for any fractional shares. Each share of Common stock entitles the holder to cast one vote for as many individuals as there are Directors to be elected and for whose election the shares of Common Stock is entitled to be voted. No shares of Common Stock have cumulative voting rights. Directors are elected by the affirmative vote of a plurality of the votes cast by all shares of Common Stock present in person or represented by proxy. A “plurality” means that nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as directors. Since the nominee is running unopposed, the nominee only needs one vote to be elected if there is a Quorum present at the 2024 Annual Meeting. On the record date, April 23, 2024 (the “Record Date”), 7,116,775 shares of Common Stock were issued and outstanding.

Security Ownership of Certain Beneficial Owners

Based upon the Company’s review of filings made pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), as of the Record Date, to the Company’s knowledge the following stockholders beneficially owned over 5% of the Company’s shares of Common Stock:

	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common Stock	ArrowMark Colorado Holdings, LLC 100 Fillmore Street, Suite 325 Denver, CO 80206	445,576	6.27%(1)

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(1)      Based upon information obtained from Schedule 13G/A filed with the SEC on February 14, 2024.

The following table sets forth the dollar range of equity securities in the Company beneficially owned by each Director and executive officer as of the Record Date. As of that date, the Company’s Directors and executive officers, as a group, owned approximately 0.82% of the Company’s outstanding Common Stock. No shares of Preferred Stock were outstanding as of the Record Date.

Name of Directors and Executive Officers	Dollar Range of Equity Securities Held in the Company(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director in the Company
Independent Directors
John Scott Emrich	Over $100,000	Over $100,000
Emil W. Henry, Jr.	Over $100,000	Over $100,000
Michael Stolper	Over $100,000	Over $100,000

Interested Directors
Sanjai S. Bhonsle	Over $100,000	Over $100,000
Karen L. Reidy	Over $100,000	Over $100,000

Executive Officers
Kelsey Auble	None	None
Patrick J. Farrell	$50,001 – $100,000	$50,001 – $100,000
Richard A. Grove	$10,001 – $50,000	$10,001 – $50,000
Blake Rice	None	None
Dana Staggs	Over $100,000	Over $100,000

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(1)      This information has been furnished by each Director and executive officer.

None of the Independent Directors or their family had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2023.

QUESTIONS AND ANSWERS REGARDING THE PROPOSAL

Question:    What proposal will be acted upon at the 2024 Annual Meeting?

Answer:    At the 2024 Annual Meeting, you will be asked to approve the election of one Class II director (Proposal 1).

PROPOSAL 1: ELECTION OF DIRECTOR

The Board currently consists of five Directors, three of whom are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Company.

The Directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of each class of Directors expiring at the third annual meeting of stockholders after the election of such class of Directors. Each Director will hold office for the term to which he or she is elected and until a successor is duly elected and qualified. Michael Stolper currently serves as an Independent Director and has been nominated to serve as a Class II Director for a three-year term to expire at the Company’s 2027 Annual Meeting of Stockholders.

The nominee has indicated an intention to continue to serve if elected and has also consented to being named in this Proxy Statement.

The classes of Directors are indicated below:

Nominee Serving Until 2027 Annual Meeting of Directors (Class II)

Michael Stolper

Directors Serving Until 2025 Annual Meeting of Directors (Class III)

Sanjai Bhonsle

John Scott Emrich

Directors Serving Until 2026 Annual Meeting of Stockholders (Class I)

Emil W. Henry, Jr.

Karen L. Reidy

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

The Board has a Nominating and Governance Committee (“Nominating Committee”) and adopted a written charter for the Nominating Committee. A copy of the written charter is included in this Proxy Statement as Appendix A. The Nominating Committee follows the process outlined in its charter in selecting candidates for nomination by the Board. On the basis of information learned during this process, at a meeting of the Nominating Committee held on March 5, 2024, the Nominating Committee approved, and recommended to the Board, Mr. Stolper as nominee for election as a Class II Director of the Company for a three-year term to expire at the Company’s 2027 annual meeting of stockholders and when his successor is duly elected and qualified.

All properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the nominee named in this Proxy Statement. The Board knows of no reason why the nominee would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee as the Board may recommend.

Information About Each Director’s and Nominee’s Experience, Qualifications, Attributes or Skills

Certain biographical and other information relating to the Directors and Nominee, including their ages, positions with the Company, principal occupations and other board memberships for the past five years are shown below.

Name, Address(1) and Age	Current Position(s) Held with Company	Length of Time Served; Term of Office	Principal Occupation(s) During Past Five Years	Number of Portfolios in Company Complex(2) Overseen or to be Overseen by Director in Company Complex	Other Directorships Held by Director During Past Five Years
Independent Directors: (3)

John Scott Emrich, CFA 56	Director; Chair of Audit Committee and Member of Nominating Committee	Since 2/2020; Class III Director, current term ends at the 2025 annual meeting	Director of Meridian Funds from 2010 – Present; Director of Destra Funds from 2015 – Present	1	Director of Meridian Funds from 2010 – Present; Director of Destra Funds from 2015 – Present
Emil W. Henry, Jr. 63	Director; Member of Nominating and Audit Committees; and Lead Independent Director	Since 2/2013; Class I Director, current term ends at the 2026 annual meeting	CEO and Founder of Tiger Infrastructure Partners	1	Director of Easterly Government Properties, Director of numerous private companies that are Tiger Infrastructure portfolio companies
Michael Stolper(4) 78	Director; Chair of Nominating Committee and Member of Audit Committee	Since 2/2020; Class II Director, current term ends at the 2024 annual meeting	Financial Advisor at Stolper & Co. from 1975 – 2017	1	Director of Meridian Funds from 1985 – Present; Director of Windowpane Funds (one portfolio)

Name, Address(1) and Age	Current Position(s) Held with Company	Length of Time Served; Term of Office	Principal Occupation(s) During Past Five Years	Number of Portfolios in Company Complex(2) Overseen or to be Overseen by Director in Company Complex	Other Directorships Held by Director During Past Five Years
Interested Directors:(5)
Sanjai S. Bhonsle 53	Director; Chairman of the Board and Chief Executive Officer	Since 2/2020; Class III Director, current term ends at the 2025 annual meeting	Partner and Portfolio Manager at ArrowMark Partners from 2012 – Present	1	Brown (RI) Management, LLC and Affiliates from 2018 – Present
Karen L. Reidy, CFA 56	Director	Since 2/2020; Class I Director, current term ends at the 2026 annual meeting	Partner and Portfolio Manager at ArrowMark Partners from 2008 – Present	1	Brown (RI) Management, LLC and Affiliates from 2018 – Present

____________

(1)      The business address of each Director is c/o ArrowMark Financial Corp., 100 Fillmore Street, Suite 325, Denver, CO 80206.

(2)      ArrowMark Financial Corp. is the only portfolio in its fund complex.

(3)      “Independent Directors” are Directors who are not “interested persons” (as such term is defined in the 1940 Act) of the Company.

(4)      Nominee for election. If elected, his term will expire at the 2027 annual meeting of stockholders and when a successor is duly elected and qualified.

(5)      “Interested Directors” are “interested persons” (as such term is defined in the 1940 Act) of the Company. Mr. Bhonsle and Ms. Reidy are considered “interested persons” because of their affiliation with the Adviser.

Additional information about each Director follows, which describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared him or her to be an effective Director. The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with the Adviser, other Company management, service providers, counsel and independent auditors, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting, finance or law); public service or academic positions; experience from service as a board member or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating certain legal matters, the Independent Directors are counseled by their own independent legal counsel and also may benefit from information provided by the Company’s counsel; both counsel to the Independent Directors and the Company have significant experience advising investment companies and Company Board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Independent Directors

•        John Scott Emrich.    Mr. Emrich has significant experience in the investment management and financial services industry. Mr. Emrich served as a financial analyst or portfolio manager for over 13 years for various investment advisory firms. Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an independent registered public accounting firm.

•        Emil W. Henry, Jr.    Mr. Henry is the Founder, CEO and Managing Partner of Tiger Infrastructure Partners, a private equity firm focused on infrastructure investment opportunities. Prior to founding Tiger Infrastructure Partners, he was Global Head of the Lehman Brothers Private Equity Infrastructure businesses, where he oversaw global infrastructure investments. In 2005, Mr. Henry was appointed

Assistant Secretary of the Treasury for Financial Institutions by the President of the United States. Until his departure in 2007, he was a key advisor to two Treasury Secretaries on economic, legislative and regulatory matters affecting U.S. financial institutions and markets. Before joining the Treasury, Mr. Henry was a partner of Gleacher Partners LLC, an investment banking and investment management firm, where he served as Chairman of Asset Management, and Managing Director, and where he oversaw the firm’s investment activities. Mr. Henry began the formative part of his career at Morgan Stanley in the mid-1980s in that firm’s merchant banking arm where he executed management buyouts for Morgan Stanley’s flagship private equity fund. He holds a Master of Business Administration degree from Harvard Business School and a Bachelor of Arts degree in Economics from Yale University.

•        Michael Stolper.    Mr. Stolper provides broad financial advisory and brokerage business experience serving as the President of Stolper & Co., Inc., an investment adviser for over 35 years. Based upon his years of experience, he possesses a keen understanding of the securities industry and the regulatory framework applicable to it, including the Company. He holds a Master of Arts degree in Finance.

Interested Directors

•        Sanjai S. Bhonsle.    Chairman and Chief Executive Officer. Mr. Bhonsle joined ArrowMark Partners, an affiliate of the Adviser, in October 2012 and serves as Partner and Portfolio Manager for ArrowMark Partners’ leveraged loan investments and collateralized loan obligation funds. Prior to joining ArrowMark Partners, he founded MB Consulting Partners in 2009, where he specialized in providing financial and operational restructuring advisory services to stressed and distressed middle-market companies. With more than 10 years of restructuring experience, he has led several assignments across various industries. Mr. Bhonsle was a Senior Portfolio Manager at GSO Capital Partners, a subsidiary of The Blackstone Group, and member of the Investment and Management Committee (2005 until 2009). Prior to joining GSO Capital Partners, Mr. Bhonsle was an Assistant Portfolio Manager for RBC Capital Partners’ debt investment group and was a member of the Investment Committee (2001 until 2005). He also led the group’s restructuring efforts related to distressed investments and represented the firm’s interests on creditor committees. From 1999 to 2001, Mr. Bhonsle was a Senior Investment Analyst at Indosuez Capital Partners. Mr. Bhonsle received a Bachelor of Science degree in Mechanical Engineering from the University of Wisconsin — Madison and a Master of Business Administration degree from the Eli Broad Graduate School of Management at Michigan State University.

•        Karen L. Reidy.    Ms. Reidy is a founding partner of ArrowMark Partners and co-manages ArrowMark Partners’ collateralized loan obligation and specialty finance investments and research analyst teams. Prior to founding ArrowMark Partners, Ms. Reidy served as Executive Vice President and Portfolio Manager at Janus Capital, managing $10 billion for two strategies: Janus Balanced Fund and Janus Core Equity Fund, as well as institutional separate accounts (2000-2005). Ms. Reidy was also the Assistant Portfolio Manager of the Janus Fund (1998-2000). She joined Janus Capital as an equity analyst in 1995. Prior to joining Janus Capital, she worked at PricewaterhouseCoopers LLC, an independent registered public accounting firm, in the audit and mergers and acquisitions departments. Ms. Reidy graduated from the University of Colorado with a Bachelor of Science degree in Business Administration-Accounting and holds the Chartered Financial Analyst designation.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Directors be Independent Directors. Additionally, reliance on certain exemptive rules under the 1940 Act requires that a majority of the Directors be Independent Directors in order to rely on such rules. Currently, three of the five Directors are Independent Directors. The Independent Directors exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Director happens to be independent or a member of management. The Board has determined that its leadership structure, in which the Chairman of the Board is an interested person of the Company, is appropriate because the Independent Directors believe that an interested Chairman has a personal and professional stake in the quality and continuity of services provided by management to the Company. The Independent Directors have determined that they can act independently and effectively without having an Independent Director serve as Chairman and that a key factor for assuring that they are in a position to do so is for the Directors who are independent of management to constitute a majority of the Board. Emil W. Henry, Jr. is the lead Independent Director of the Company.

Board’s Oversight Role

The Board’s primary role is oversight of the management of the Company. As is the case with virtually all investment companies, service providers to the Company, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the Company, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers. The Board’s Audit Committee meets regularly, and between meetings the Audit Committee Chair has access to the Company’s independent registered public accounting firm and to the Company’s Chief Financial Officer. The Adviser and other service providers have adopted a variety of policies, procedures and controls designed to address the Company’s particular risks. However, it is not possible to eliminate, or even to mitigate, all of the risks applicable to the Company. The Board receives reports from Company counsel and the Independent Directors’ own independent legal counsel regarding regulatory, compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of Company investments or of Company activities or the activities of any of the Company’s service providers.

Compensation of Directors and Executive Officers

During the fiscal year ended December 31, 2023, the Board held four meetings. Each Director of the Company attended at least 75% of the meetings of the Board and of any Committee of which he or she was a member. The compensation paid by the Company to the Independent Directors for the fiscal year ended December 31, 2023 is set forth below. No compensation is paid by the Company to the Interested Directors. No officers of the Company received compensation from the Company. The Company did not reimburse the Independent Directors for out-of-pocket expenses incurred in attending the Board and Committee meetings for the year ended December 31, 2023.

Name and Position with the Company	Aggregate Compensation from the Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Company and Complex Paid to Directors
Independent Directors
John Scott Emrich	$72,500	None	None	$72,500
Emil W. Henry, Jr.	$71,000	None	None	$71,000
Michael Stolper	$72,500	None	None	$72,500

Interested Directors(1)
Sanjai S. Bhonsle	None	None	None	None
Karen L. Reidy	None	None	None	None

____________

(1)      Interested directors are not compensated by us for their service as directors.

Executive Officers of the Company

The following table provides information concerning each of the executive officers of the Company, including their ages, positions with the Company and principal occupations for the past five years.

Name, Address(1) and Age	Current Position(s) Held with Company(2)	Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years
Sanjai S. Bhonsle 53	Chairman and Chief Executive Officer	Since February 2020	Partner and Portfolio Manager of ArrowMark Partners, 2013 to Present
Dana Staggs 51	President	Since June 2022	Managing Director of ArrowMark Partners
Richard A. Grove 55	Chief Compliance Officer	Since February 2020

Chief Compliance Officer, ArrowMark Colorado Holdings, LLC; formerly Chief Operating Officer, ArrowMark Colorado Holdings, LLC.; Vice President, Secretary and Chief Compliance Officer of Meridian Fund, Inc.

Patrick J. Farrell 64	Chief Financial Officer	Since April 2014	Chief Financial Officer of StoneCastle Partners, LLC from April 2014 to present; Director, StoneCastle Trust Co. January 2021 to present
Kelsey Auble 33	Controller	Since September 2021	Assistant Treasurer, Meridian Fund, Inc. November 2019 to Present; Controller, ArrowMark Colorado Holdings, LLC. April 2016 to Present
Blake Rice 46	Secretary	Since September 2021	General Counsel, ArrowMark Partners; Managing Director and Associate General Counsel, Neuberger Berman

____________

(1)      The business address of each officer is c/o ArrowMark Financial Corp., 100 Fillmore Street, Suite 325, Denver, CO 80206.

(2)      Elected by, and serves at the pleasure of, the Board.

Audit Committee

The Board has an Audit Committee comprised of the Company’s Independent Directors, each of whom is also “independent” under the rules of NASDAQ. The Audit Committee met four times during the Company’s fiscal year ended December 31, 2023. The functions of the Audit Committee are to (a) assist the Board in its oversight of (i) the integrity of the financial statements of the Company; (ii) the independent registered public accounting firm’s (the “Independent Auditor”) qualifications and independence; (iii) the performance of the Company’s internal audit function and Independent Auditor; and (iv) the compliance by the Company with legal and regulatory requirements and (b) prepare an audit committee report as required by Regulation S-K under the 1934 Act. The Audit Committee approves the selection and retention of the Independent Auditor, which is then ratified by both the full Board and a majority of the Independent Directors. The Audit Committee Charter, which describes the Audit Committee’s purpose and duties, is available at https://ir.arrowmarkfinancialcorp.com/static-files/3b9ff923-4bac-4048-9c23-1fed9da9fccf.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal control over financial reporting. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Company’s Annual Report for the fiscal year ended December 31, 2023.

The Audit Committee reviewed with the Independent Auditor, which is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and the SEC. In addition, the Audit Committee has discussed with the Independent Auditor the Independent Auditor’s independence from management and the Company, including the Independent Auditor’s letter and the matters in the written disclosures required by the PCAOB provided to the Audit Committee.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management, or internal control purposes. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not guarantee that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Independent Auditor, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s Annual Report for the fiscal year ended December 31, 2023.

This report was submitted by the Audit Committee of the Company’s Board

John Scott Emrich, Chairman of the Audit Committee

Emil Henry, Jr.

Michael Stolper

March 5, 2024

Other Board-Related Matters

The Board has a Nominating and Governance Committee comprised of the Company’s Independent Directors. During the fiscal year ended December 31, 2023, the Nominating Committee held two meetings. The functions of the Nominating Committee are to (i) identify individuals qualified to become directors of the Company in the event that a position is vacated or created; (ii) select, or to recommend that the Board select, the director nominees for each annual meeting of Stockholders of the Company; (iii) set any necessary standards or qualifications for service as a director of the Company; (iv) make recommendations concerning the continuing education of the directors on matters relating to their activities as directors; (v) oversee periodic self-assessments of the directors; (vi) periodically review and make recommendations regarding Independent Director compensation; (vii) periodically liaise with the Company’s Chief Compliance Officer; (viii) oversee the contract review process, including the review of the Company’s investment advisory agreement and contracts with any affiliated service providers; and (ix) undertake such matters from time to time relating to Board nominations or governance of the Company as the Nominating Committee shall deem appropriate. In addition, the Nominating Committee will consider corporate governance issues that arise from time to time and develop appropriate recommendations for the Board, giving appropriate weight to relevant factors including “industry-leading practices.” The Nominating Committee will review and report to the Board regarding any actual or potential conflicts of interest involving any director and determine whether such director may vote on any issue as to which there may be a conflict. In addition, the Nominating Committee will review all related-party transactions and determine whether such transactions are appropriate for the Company to undertake. In selecting candidates for nomination by the Board, the Nominating Committee follows the process outlined in its charter, and may accept director nominations made by Company stockholders on the same basis as it considers and evaluates nominees recommended by other sources.

The Nominating Committee may accept nominations for the office of Director made by Company stockholders on the same basis as it considers and evaluates nominees recommended by other sources. In identifying and evaluating Director nominees, the Nominating Committee considers factors including: (i) whether or not the individual is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Company; (ii) whether or not the individual has any relationships that might impair his or her independence, such as any business, financial or family relationships with Company management, the Adviser, Company service providers or their affiliates; (iii) whether or not the individual serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes; (iv) whether or not the individual is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Company; (v) the contribution the individual can make to the Board and the Company, with consideration being given to the individual’s educational background and business and professional experience; (vi) the character and integrity of the individual; (vii) the overall diversity of the Board’s composition; and (vii) all applicable laws, rules, regulations, and listing standards. The Nominating Committee may, but is not required to, retain a third-party search firm at the Company’s expense to assist in the identification of Independent Director nominees. Other than the foregoing, there are no stated minimum criteria for Director nominees, although the Nominating Committee may also consider such other factors as its members deem to be in the best interests of the Company and its stockholders. The Board has not adopted a mandatory retirement policy. The Board may remove or replace any member of the Nominating Committee at any time in its sole discretion.

Stockholders who wish to send communications to the Board should send them to the Secretary of the Company at 100 Fillmore Street, Suite 325, Denver, CO 80206. All such communications will be directed to the Board’s attention.

The Company does not have a formal policy regarding Director attendance at the annual meetings of stockholders. Each Director of the Company (as of December 31, 2023) attended at least 75% of the meetings of the Board and of any Committee of which he or she was a member.

Required Vote

The election of Mr. Stolper as Class II Director requires the affirmative vote of a plurality of the votes cast by the holders of the outstanding shares of Common Stock present and entitled to vote.

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SUBMISSION OF STOCKHOLDER PROPOSALS FOR
THE 2025 ANNUAL MEETING OF STOCKHOLDERS

All proposals by stockholders of the Company that are intended to be presented at the Company’s next annual meeting of stockholders to be held in 2025 must be received by the Company for consideration for inclusion in the Company’s proxy statement relating to the meeting no later than 5:00 p.m. E.T., on January 7, 2025 and must satisfy the requirements of the federal securities laws including Rule 14a-8 under the 1934 Act.

Stockholders who do not wish to submit a proposal for inclusion in the Company’s proxy statement and proxy card for the 2025 annual meeting of stockholders in accordance with Rule 14a-8 under the 1934 Act may submit a proposal for consideration at the 2025 annual meeting of stockholders in accordance with the By-laws of the Company. The Company’s By-laws currently require stockholders wishing to nominate Directors or propose other business to be brought before the Company’s 2025 annual meeting of stockholders to provide timely notice of the proposal in writing to the Secretary of the Company and, in the case of such other business, such other business must otherwise be a proper matter for action by the stockholders. To be considered timely, any such notice must be delivered to the principal executive officer of ArrowMark Financial Corp. at 100 Fillmore Street, Suite 325, Denver, CO 80206 not earlier than February 14, 2025, nor later than 5:00 p.m., E.T., on March 16, 2025. If such proposals are not “timely,” then proxies solicited by the Board for next year’s annual meeting may confer discretionary authority to such proxies to vote on such proposals at their discretion. Any such notice by a stockholder must set forth all information required by the Company’s By-laws with respect to each nominee or other matter the stockholder proposes to bring before an annual meeting.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP (“Tait Weller”) has been selected to serve as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024. The Company knows of no direct financial or material indirect financial interest of Tait Weller in the Company. A representative of Tait Weller will not be present at the 2024 Annual Meeting, but will be available by telephone to respond to appropriate questions and will have an opportunity to make a statement, if the representative desires.

Set forth in the table below are audit fees and tax fees billed to the Company by Tait Weller for professional services provided to the Company as the independent registered accounting firm for the fiscal years ended December 31, 2022 and 2023, respectively.

	Audit Fees	Audit-Related Fees	Tax Fees*	All Other Fees**
2022	$45,000	$0	$3,000	$0
2023	$45,000	$0	$3,000	$0

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*        “Tax Fees” are those fees related to Tait Weller’s tax consulting services, including primarily the review of the Company’s tax returns.

**      “All Other Fees” include the aggregate fees billed for products and services provided by Tait Weller, other than the reported services.

The Company’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by Tait Weller to the Company, and all non-audit services to be provided by Tait Weller to the Company’s Adviser and any entity controlling, controlled by or under common control with the Company’s Adviser (“Affiliates”) that provides on-going services to the Company, if the engagement relates directly to the operations and financial reporting of the Company. Alternatively, the Audit Committee also may delegate pre-approval to one of its members subject to subsequent reporting to the Audit Committee. All of the audit and non-audit services described above for which Tait Weller billed the Company fees for the fiscal year ended December 31, 2023 were pre-approved by the Audit Committee as required.

Except for the Tax Fees disclosed above, there were no non-audit fees billed by Tait Weller for services rendered to the Company and rendered to the Adviser or its affiliates that provide ongoing services to the Company for the fiscal year ended December 31, 2023.

ADDITIONAL INFORMATION

Investment Adviser and Administrator

ArrowMark Asset Management LLC serves as the Company’s investment adviser. The principal executive office of the Adviser is 100 Fillmore Street, Suite 325, Denver, CO 80206. The Adviser is a Delaware limited liability company and is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

The Bank of New York Mellon, located at 118 Flanders Road, Westborough, Massachusetts 01581, serves as administrator to the Company.

The Bank of New York Mellon, located at 240 Greenwich St., New York, New York 10286, serves as custodian to the Company.

Delinquent Section 16(a) Reports

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Company’s Directors and executive officers, certain persons affiliated with the Company and persons who beneficially own more than 10% of a registered class of the Company’s securities to file reports of ownership and changes of ownership with the SEC, NASDAQ and the Company. To the Company’s knowledge, based solely on review of the copies of such reports filed electronically with the SEC during the Company’s fiscal year ended December 31, 2023, all Section 16(a) filing requirements applicable to such reporting persons were complied with, except that on October 11, 2023 a late Form 4 was filed for John Scott Emrich with respect to his acquisition of shares of the Company on October 6, 2023.

Broker Non-Vote and Abstentions

Shares represented by properly executed proxies with respect to which a vote is withheld, or for which a broker does not vote, will be treated as Shares that are present and entitled to vote for purposes of determining a Quorum, but will not constitute a vote “FOR” a proposal and will have the effect of a vote against the election of the nominee named in this Proxy Statement.

Information About Attending the Meeting

Virtual attendance at the 2024 Annual Meeting is limited to stockholders (or their authorized representatives) as of the Record Date. All attendees should pre-register.

If you would like to attend the 2024 Annual Meeting, please follow the instructions below to pre-register by June 7, 2024.

Pre-Registration Instructions

If you are a registered stockholder (your shares are held in your name), you may pre-register by contacting us and providing your name as it appears on your stock ownership records and your mailing address.

If you are a beneficial owner (your shares are held through a broker or bank) you may pre-register by contacting us and providing your name and mailing address, and evidence of your stock ownership as of the Record Date. A copy of your brokerage or bank statement will suffice as evidence of ownership, or you can obtain a letter from your broker or bank.

If you are a stockholder as of the Record Date and intend to appoint an authorized representative to attend the 2024 Annual Meeting on your behalf, you may pre-register by submitting a request to us and providing: your name and mailing address, the name and mailing address of your authorized representative, evidence of stock ownership as of the Record Date, and a signed authorization appointing such individual to be your authorized representative at the 2024 Annual Meeting .

To pre-register for the 2024 Annual Meeting, you can write to us at ArrowMark Financial Corp., Attn.: Investor Relations, 100 Fillmore Street, Suite 325, Denver, CO 80206, email us at BANX@destracapital.com or call us at 877-855-3434. You may also use this Investor Relations phone number for technical assistance if you experience “day of” problems logging on, hearing, or being heard, at the 2024 Annual Meeting.

OTHER MATTERS TO COME BEFORE THE 2024 ANNUAL MEETING

The Company does not intend to present any other business at the 2024 Annual Meeting, nor is the Company aware that any stockholder is entitled to do so. If, however, any other matters are properly brought before the 2024 Annual Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their discretion.

VOTING RESULTS

The Company will advise its stockholders of the voting results of the matters voted upon at the 2024 Annual Meeting in its next semi-annual report to stockholders.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Company whether other persons are the beneficial owners of shares of Common Stock for which proxies are being solicited from you, and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares of Common Stock.

This Proxy Statement has been prepared for stockholders of the Company. The Company will mail one Proxy Statement to each stockholder address upon request. If you would like to obtain an additional paper copy of the Proxy Statement, please contact Broadridge at 1-800-579-1639 or write to ArrowMark Financial Corp. at 100 Fillmore St., Suite 325, Denver, CO 80206.

DELIVERY OF PROXY MATERIALS

Please note that only one annual or semi-annual report or Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more stockholders of the Company who share an address, unless the Company has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions on how to request a separate copy of these documents or for instructions on how to request a single copy if multiple copies of these documents are received, stockholders should contact the Company at 877-855-3434 or write to ArrowMark Financial Corp. at 100 Fillmore Street, Suite 325, Denver, CO 80206.

IT IS IMPORTANT THAT YOUR PROXY CARD BE COMPLETED PROMPTLY. EVEN IF YOU EXPECT TO VIRTUALLY ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE PROXY CARD AS SOON AS POSSIBLE.

By Order of the Board of Directors

BLAKE RICE Secretary of the Company

May 7, 2024

Appendix A
ARROWMARK FINANCIAL CORP.

Nominating and Governance Committee Charter

ORGANIZATION AND GOVERNANCE

The Nominating and Governance Committee (the “Committee”) of ArrowMark Financial Corp. (the “Company”) shall be comprised solely of Directors who are not “interested persons” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). Each member must also meet the independence and experience requirements of the NASDAQ Global Market, and Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act’), and Rule 10A-3 thereunder, and other applicable rules and regulations of the Securities and Exchange Commission (“SEC”).

The Committee shall be comprised of as many Independent Directors as the Board of Directors of the Company (the “Board”) shall determine, but in any event not fewer than three (3) members, each of whom shall serve at the pleasure of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. The Board shall nominate the members of the Committee and shall designate the chairman and co-chairman of the Committee. The chairman or, in her absence, another member of the Committee, shall preside at each meeting of the Committee.

STATEMENT OF PURPOSES AND RESPONSIBILITIES

The Committee shall select and nominate persons for election as Directors of the Company as well as oversee the Company’s governance. The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become Directors of the Company in the event that a position is vacated or created; (ii) to select, or to recommend that the Board select, the Director nominees for each annual meeting of the stockholders; (iii) to set any necessary standards or qualifications for service as a Director of the Company; (iv) to make recommendations concerning the continuing education of the Directors on matters relating to their activities as Directors; (v) to oversee the periodic Director self-assessment; (vi) to periodically review and make recommendations regarding Independent Director compensation; (vii) to undertake such matters from time to time relating to Board nominations or governance of the Company as the Committee shall deem appropriate; (viii) to periodically liaise with the Company’s Chief Compliance Officer and (ix) to oversee the contract review process, including the review of the Company’s investment advisory agreement and contracts with any affiliated service providers.

IDENTIFICATION AND EVALUATION OF POTENTIAL NOMINEES

The Committee may take into account a wide variety of factors in considering Director nominees. In identifying and evaluating an individual as a potential nominee to serve as a Director, or in evaluating whether to remove an incumbent Director, the Committee shall consider among other factors it may deem relevant:

•        whether or not the individual is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Company;

•        whether or not the individual has any relationships that might impair his or her independence, such as any business, financial or family relationships with Company management, the investment manager of the Company, Company service providers or their affiliates;

•        whether or not the individual serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•        whether or not the individual is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Company;

•        the contribution the individual can make to the Board and the Company, with consideration being given to the individual’s educational background and business and professional experience;

•        the character and integrity of the individual;

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•        the overall diversity of the Board’s composition; and

•        the Committee may, but is not required to, retain a third-party search firm at the Company’s expense to assist in the identification of Independent Director nominees.

Following an initial evaluation by the Committee, a nominee must:

•        be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Director under the 1940 Act or otherwise have material relationships with key service providers to the Company;

•        be prepared to submit character references and agree to appropriate background checks; and

•        be prepared to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the nominee’s qualifications.

CONSIDERATION OF NOMINEES RECOMMENDED BY STOCKHOLDERS

The Committee may accept nominations for the office of Director made by Company stockholders on the same basis as it considers and evaluates nominees recommended by other sources. Stockholders who wish to recommend a nominee to the Committee should send nominations to the Secretary of the Company which include biographical information and set forth the qualifications of the proposed nominee.

NOMINATION OF DIRECTORS

After a determination by the Committee that an individual should be selected and nominated as a Director of the Company, the Committee shall present its recommendation to the full Board for its consideration.

GOVERNANCE MATTERS

Committee shall consider any corporate governance issues that arise from time to time, and develop appropriate recommendations for the Board, giving appropriate weight to relevant factors including “industry leading practices.” The Committee shall review and report to the Board regarding any actual or potential conflicts of interest involving any Director and shall determine whether such Director may vote on any issue as to which there may be a conflict. In addition, the Committee shall review all related-party transactions and determine whether such transactions are appropriate for the Company to undertake.

QUORUM

A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at any meeting at which there is quorum present shall be the act of the Committee.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of meeting.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Company’s bylaws.

Members of the Committee shall receive at least three (3) days’ prior written notice of any meeting of the Committee.

FUNDING

The Committee shall receive appropriate funding as determined by the Committee to carry out its responsibilities and shall have the authority to retain experts, consultants, or legal counsel as the Committee deems appropriate.

Adopted: December 6, 2018, amended March 2, 2021

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ARROWMARK FINANCIAL CORP. PO Box 43131 Providence, RI 02940-3131 EASY VOTING OPTIONS: Please detach at perforation before mailing. PROXY ARROWMARK FINANCIAL CORP. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2024 This proxy is solicited by the Board of Directors of ArrowMark Financial Corp. The undersigned holder of shares of common stock of ArrowMark Financial Corp., a Delaware corporation (the “Company”), hereby appoints Kelsey Auble, Sanjai Bhonsle, Patrick Farrell, Richard Grove and Blake Rice proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting to be held virtually at 2:30 p.m. ET, on Friday, June 14, 2024, at the following Website: meetnow.global/MXYPV9M, and at any adjournments or postponements thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said proxies to vote said shares of common stock as indicated hereon. The validity of this proxy is governed by Delaware law. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD NOMINEE IN PROPOSAL 1. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE ANNUAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503 AFC_33952_041624 PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually on June 14, 2024. The Notice of Annual Meeting, Proxy Statement and proxy card for the Company are available on the Company’s website at: ir.arrowmarkfinancialcorp.com. Please detach at perforation before mailing. TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposal The Board of Directors recommend a vote FOR the nominee listed in Proposal 1. 1. Election of Director: FOR WITHHOLD 01. Michael Stolper B Authorized Signatures ─ This section must be completed for your vote to be counted. ─ Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) – Please print date below Signature 1 – Please keep signature within the box Signature 2 – Please keep signature within the box Scanner bar code xxxxxxxxxxxxxx AFC 33952 xxxxxxxx